UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03           AMENDMENT TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 2, 2021, Avid Bioservices, Inc. (the “Company”) filed with the Delaware Secretary of State a Restated Certificate of Incorporation that combined into one document the Company’s Certificate of Incorporation as amended and supplemented to date. The Restated Certificate of Incorporation only restates and integrates, and does not further amend the provisions of the Certificate of Incorporation of the Company. The filing of the Restated Certificate of Incorporation on July 2, 2021 was authorized by the Board of Directors of the Company, in accordance with Section 245 of the Delaware General Corporation Law. A copy of the Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Prior to filing the above-referenced Restated Certificate of Incorporation, on July 1, 2021, the Company filed a Certificate of Elimination with the Delaware Secretary of State, pursuant to Section 151(g) of the Delaware General Corporation Law. The Certificate of Elimination eliminated the Class B Preferred Stock from the Certificate of Incorporation and eliminated the certificates of designation for the Class C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock. No shares of such securities were outstanding or will be issued. A copy of the Certificate of Elimination is attached to this Current Report on Form 8-K as Exhibit 3.2.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

3.1	Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on July 2, 2021.

3.2	Certificate of Elimination of Class B Preferred Stock, Class C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, as filed with the Delaware Secretary of State on July 1, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: July 7, 2021	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on July 2, 2021.

3.2	Certificate of Elimination of Class B Preferred Stock, Class C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, as filed with the Delaware Secretary of State on July 1, 2021.

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